DATED THE 29TH DAY OF FEBRUARY 2024

BETWEEN

MOBILITYONE SDN. BHD
(Company No: 200201033972 / 601637-T)

["SELLER"]

AND

SUPPER APPS HOLDINGS SDN. BHD.
(Company No: 202201014353 / 1460050-W)

[PURCHASER]

****

SUPPLEMENTAL AGREEMENT

****

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	G01E509992XW012
Jenis Surat Cara *Type Of Instrument*	SUPPLEMENTAL AGREEMENT SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	29/02/2024
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
MOBILITYONE SDN. BHD., (601637-T, 200201033972)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SUPER APPS HOLDINGS SDN. BHD., (1460050-W, 202201014353)

Butiran Harta / Suratcara *Property / Instrument Description*

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0124A240137530
Tarikh Penyeteman *Date of Stamping*	02/04/2024
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date : 03/04/2024 08:34:17*

Pengesahan kelulusan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT is made and entered on **29th February, 2024**

BETWEEN

(1) **MOBILITYONE SDN. BHD. (Company No. 200201033972 / 601637-T),** a company incorporated under the laws of Malaysia with its business address at Wisma LMS, No. 6, Jalan Abdul Rahman Idris, Kampung Baru, 50300 Kuala Lumpur, Malaysia ("**Seller**");

AND

(2) **SUPER APPS HOLDINGS SDN. BHD. (Company No. 202201014353 / 1460050-W)**, a company incorporated under the laws of Malaysia with its business address at L5-07, Level 5, Wisma BU 8, No. 11, Lebuh Bandar Utama, Bandar Utama, 47800 Petaling Jaya, Selangor ("**Purchaser**").

(Each a "**Party**" and collectively "**Parties**")

RECITALS

A. The Parties entered into the Principal Agreement (as hereinafter defined) where the Seller agrees to sell its sixty (60) ordinary shares which constitute 60% of shareholding in OneShop Retail Sdn Bhd (Company No. 201901037715 / 1347045-P) ("**Company**") to the Purchaser in accordance with the terms and conditions of the Principal Agreement.

B. The Parties have agreed by this Supplemental Agreement, to extend, vary, amend and modify the Principal Agreement in accordance with the terms and conditions of this Supplemental Agreement.

IT IS HEREBY AGREED AS BELOW:

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

In this Supplemental Agreement, unless the contrary intention appears:

"**Effective Date**" means the date of this Supplemental Agreement; and

"Principal Agreement" means the Share Sale Agreement dated 19 October 2022 entered into between the Seller and the Purchaser.

1.2 Interpretation

(a) A term or phrase which is capitalized but not defined above has the same meaning as the equivalent definition in the Principal Agreement.

(b) No rule of construction shall apply to the disadvantage of a Party merely because that Party was responsible for the preparation of this Supplemental Agreement.

(c) Unless otherwise defined, all capitalized terms herein shall have the same meaning ascribed thereto in the Principal Agreement.

2. EFFECTIVE DATE

This Supplemental Agreement takes effect on the Effective Date.

3. CLOSING AND POST-CLOSING

3.1 Closing

(i) The Closing shall not be subject to the fulfillment of the Condition by the Purchaser; and

(ii) The Closing shall take place on the Effective Date.

3.2 Post-Closing

(i) Post-Closing, the Purchase Price shall be paid by the Purchaser to the Seller in accordance with the manner set out in Clauses 5.2 and 5.3 of the Principal Agreement.

(ii) In the event that the Purchaser is not able to pay the Seller in accordance with the manner set out in Clauses 5.2 and 5.3 of the Principal Agreement, the Seller shall be entitled to terminate the Principal Agreement in its entirety.

(iii) In the event of termination pursuant to this clause, the Seller shall have the right to purchase from the Purchaser all (but not a part of) the Sale Shares held by the Purchaser at RM1.00. Upon receipt of such offer from the Seller, the Purchaser shall execute all the necessary share transfer instruments and other relevant documents to transfer the Sale Shares to the Seller at the Purchaser's own costs and expenses.

4. GENERAL

4.1 Affirmation

Nothing in this Supplemental Agreement shall extinguish, negate, limit or affect any rights, remedies or liabilities of any Party which accrued on or before the Effective Date.

4.2 Continuing Provisions

(a) Subject only to the changes in this Supplemental Agreement and such other changes as may be necessary to make the Principal Agreement consistent with this Supplemental Agreement, the Principal Agreement shall remain in full force and effect and shall be read and construed to be enforceable as if the changes in this Supplemental Agreement were inserted in the Principal Agreement by way of such changes.

(b) If anything in the Principal Agreement is in conflict with Supplemental Agreement, the terms and conditions of this Supplemental Agreement shall prevail.

4.3 Governing Law

This Supplemental Agreement is governed by and shall be interpreted in accordance with the laws of Malaysia.

4.4 Costs and Stamp Duty

Each Party must bear its own costs in respect of the preparation, negotiation and execution of this Supplemental Agreement. The stamp duty for this Supplemental Agreement shall be equally borne by each Party.

4.5 Severance

Part or all of any provision of this Supplemental Agreement that is illegal or unenforceable may be severed from this Supplemental Agreement and the remaining provisions in this Supplemental Agreement shall continue in force.

IN WITNESS WHEREOF, the Parties hereto have executed this Supplemental Agreement on the day first written above.

Signed for and on behalf of)
MOBILITYONE SDN. BHD.)
(Company No. 200201033972 / 601637-T))

Name: Dato' Hussain @ Rizal Bin A
NRIC No.: 670419-12-5345
Designation: Chief Executive Officer

In the presence of:

Name: Detrick Chia Kah Wai
NRIC No.: 710612-10-5097
Designation: Deputy Chief Executive Officer

Signed for and on behalf of)
SUPER APPS HOLDINGS SDN. BHD.)
(Company No. 202201014353 / 1460050-W))

Name: WAN HENG CHEE
NRIC No.: 610605 10 6587
Designation: Director

In the presence of:

Name: BEH EE NAH
NRIC No.: A1725766
Designation: Company Secretary